Exhibit 10.7

Form of

REGISTRATION RIGHTS AGREEMENT

by and between

ATMUS FILTRATION TECHNOLOGIES INC.

and

CUMMINS INC.

Dated as of [●], 2023

TABLE OF CONTENTS

Article I DEFINITIONS	1

Section 1.1	Defined Terms	1
Section 1.2	General Interpretive Principles	4

Article II REGISTRATION RIGHTS	5

Article III MISCELLANEOUS	17

i

FORM OF REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of [•], 2023 (this “Agreement”), is by and between Atmus Filtration Technologies Inc., a Delaware corporation (“Filtration”), and Cummins Inc., an Indiana corporation (“Cummins”).

WHEREAS, Cummins currently owns all of the issued and outstanding shares of common stock, par value $0.0001 per share, of Filtration (“Filtration Common Stock”);

WHEREAS, Cummins intends for an offer and sale to the public of shares of Filtration Common Stock (the “IPO”) to take place pursuant to a registration statement on Form S-1 (the “IPO Registration Statement”);

WHEREAS, after the IPO, Cummins may transfer shares of Filtration Common Stock to holders of shares of Cummins’ common stock by means of one or more distributions by Cummins to holders of shares of Cummins’ common stock of shares of Filtration Common Stock, one or more offers to holders of Cummins’ common stock to exchange their shares of Cummins common stock for shares of Filtration Common Stock, or any combination thereof (the “Distribution”);

WHEREAS, from time to time, Cummins may sell or offer to sell some or all of the outstanding shares of Filtration Common Stock then owned directly or indirectly by Cummins, in one or more transactions Registered under the Securities Act; and

WHEREAS, Filtration desires to grant to Cummins the Registration Rights (as defined below) for the Registrable Securities (as defined below), subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

Article I
DEFINITIONS

Section 1.1      Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

(1)            “Affiliate” shall mean, when used with respect to a specified Person, another Person that controls, is controlled by, or is under common control with the Person specified; provided, however, that, for purposes of this Agreement, Filtration and its Subsidiaries shall not be considered to be “Affiliates” of Cummins and its Subsidiaries (other than Filtration and its Subsidiaries), and Cummins and its Subsidiaries (other than Filtration and its Subsidiaries) shall not be considered to be “Affiliates” of Filtration or its Subsidiaries. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or other interests, by contract or otherwise.

(2)            “Agreement” shall have the meaning set forth in the preamble to this Agreement.

(3)            “Business Day” shall mean any day that is not a Saturday, Sunday or other day on which banking institutions doing business in New York, New York are authorized or obligated by law or required by executive order to be closed.

(4)            “Convertible or Exchange Registration” shall have the meaning set forth in Section 2.7.

(5)            “Cummins” shall have the meaning set forth in the preamble to this Agreement and shall include its successors, by merger, acquisition, reorganization or otherwise.

(6)            “Demand Registration” shall have the meaning set forth in Section 2.1(a).

(7)            “Distribution” shall have the meaning set forth in the recitals to this Agreement.

(8)            “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

(9)            “Filtration” shall have the meaning set forth in the preamble to this Agreement and shall include its successors, by merger, acquisition, reorganization or otherwise.

(10)            “Filtration Common Stock” shall have the meaning set forth in the recitals to this Agreement.

(11)            “Filtration Public Sale” shall have the meaning set forth in Section 2.2(a).

(12)            “Filtration Notice” shall have the meaning set forth in Section 2.1(a).

(13)            “Filtration Takedown Notice” shall have the meaning set forth in Section 2.1(g).

(14)            “Governmental Authority” shall mean any nation or government, any state, municipality or other political subdivision thereof, and any entity, body, agency, commission, department, board, bureau, court, tribunal or other instrumentality, whether federal, state, local, domestic, foreign or multinational, exercising executive, legislative, judicial, regulatory, administrative or other similar functions of, or pertaining to, government and any executive official thereof.

(15)            “Holder” shall mean Cummins or any of its Subsidiaries, so long as such Person holds any Registrable Securities, and any Person owning Registrable Securities who is a permitted transferee of rights under Section 3.3.

(16)            “Initiating Holder” shall have the meaning set forth in Section 2.1(a).

(17)            “IPO” shall have the meaning set forth in the recitals to this Agreement.

(18)            “IPO Registration Statement” shall have the meaning set forth in the recitals to this Agreement.

(19)            “Loss” or “Losses” shall have the meaning set forth in Section 2.9(a).

(20)            “Person” shall mean any individual, firm, limited liability company, private limited company, partnership, joint venture, corporation, joint stock company, trust or unincorporated organization, incorporated or unincorporated association, government (or any department, agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

(21)            “Piggyback Registration” shall have the meaning set forth in Section 2.2(a).

(22)            “Prospectus” shall mean the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus.

(23)            “Registrable Securities” shall mean any Shares and any securities issued or issuable directly or indirectly with respect to, in exchange for, upon the conversion of or in replacement of the Shares, whether by way of a dividend or distribution or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, exchange or other reorganization. The term “Registrable Securities” excludes any security (i) the sale of which has been effectively Registered under the Securities Act and which has been disposed of in accordance with a Registration Statement, (ii) that has been sold or disposed of pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) that may be sold pursuant to Rule 144 (or any successor provision) under the Securities Act without being subject to the volume limitations in subsection (e) of such rule or (iv) that has been sold by a Holder in a transaction in which such Holder’s rights under this Agreement are not, or cannot be, assigned.

(24)            “Registration” shall mean a registration with the SEC of the offer and sale to the public of any Filtration Common Stock under a Registration Statement. The terms “Register,” “Registered” and “Registering” shall have a correlative meaning.

(25)            “Registration Expenses” shall mean all reasonable, documented and out-of-pocket expenses incurred and paid by Filtration and required for Filtration’s performance of or compliance with this Agreement, including all (i) such registration, qualification and filing fees; (ii) reasonable expenses incurred in connection with the preparation, printing and filing under the Securities Act of the Registration Statement, any Prospectus and any issuer free writing prospectus and the distribution thereof; (iii) the reasonable fees and expenses of Filtration’s outside counsel and independent accountants; (iv) such fees and expenses incurred by Filtration in connection with the registration or qualification and determination of eligibility for investment of the Shares under the state or foreign securities or blue sky laws and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel); (v) such costs and charges of any transfer agent and any registrar; (vi) such expenses and application fees incurred in connection with any filing with, and clearance of an offering by, Financial Industry Regulatory Authority, Inc.; (vii) such expenses incurred in connection with any “road show” presentation to potential investors; (viii) printing expenses, messenger, telephone and delivery expenses; and (ix) such fees and expenses of listing any Registrable Securities on any securities exchange on which shares of Filtration Common Stock are then listed. Registration Expenses shall not include any internal expenses of Filtration (including all salaries and expenses of employees of Filtration performing legal or accounting duties).

(26)            “Registration Period” shall have the meaning set forth in Section 2.1(c).

(27)            “Registration Rights” shall mean the rights of the Holders to cause Filtration to Register Registrable Securities pursuant to this Agreement.

(28)            “Registration Statement” shall mean any registration statement of Filtration filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

(29)            “Registration Suspension” shall have the meaning set forth in Section 2.1(d).

(30)            “SEC” shall mean the United States Securities and Exchange Commission.

(31)            “Securities Act” shall mean the United States Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

(32)            “Shares” shall mean all shares of Filtration Common Stock that are beneficially owned by Cummins or any permitted transferee from time to time, whether or not held immediately following the IPO.

(33)            “Shelf Registration” shall mean a Registration Statement of Filtration for an offering to be made on a delayed or continuous basis of Filtration Common Stock pursuant to Rule 415 under the Securities Act (or similar provisions then in effect).

(34)            “Subsidiary” shall mean, with respect to any Person: (i) a corporation, fifty percent (50%) or more of the voting or capital stock of which is, as of the time in question, directly or indirectly owned by such Person; and (ii) any other Person in which such Person, directly or indirectly, owns fifty percent (50%) or more of the equity or economic interest thereof or has the power to elect or direct the election of fifty percent (50%) or more of the members of the governing body of such Person.

(35)            “Takedown Notice” shall have the meaning set forth in Section 2.1(g).

(36)            “Underwritten Offering” shall mean a Registration in which securities of Filtration are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

Section 1.2      General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (a) any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders; (b) the words “include,” “includes” or “including” when used in this Agreement shall be deemed to be followed by the words “without limitation”; (c) the terms “hereof,” “herein,” “hereunder” and similar terms refer to this Agreement as a whole (including the exhibits hereto) and not to any particular Article, Section or provision of this Agreement; (d) the word “or” when used in this Agreement shall not be exclusive; (e) references in this Agreement to “days” means calendar days unless Business Days are expressly specified; (f) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and, if the last day of such period is not a Business Day, then the period shall end on the next succeeding Business Day; (g) the words “written request” and “written notice” when used in this Agreement shall include email; (h) references in this Agreement to any time shall be to Indianapolis, Indiana time unless otherwise expressly provided herein; (i) references in this Agreement to a percentage or a majority of Filtration Common Stock shall mean such percentage or majority determined on a fully-diluted basis; and (j) references in this Agreement to any Person includes such Person’s permitted successors and assigns. The parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

Article II
REGISTRATION RIGHTS

Section 2.1      Registration.

(a)            Request. Any Holder(s) of Registrable Securities shall have the right to request that Filtration file a Registration Statement with the SEC on the appropriate registration form for all or part of the Registrable Securities held by such Holder once such Registrable Securities are no longer subject to an underwriter lock-up applicable to the IPO (which may be due to the expiration or waiver of such lock-up with respect to such Registrable Securities) by delivering a written request to Filtration specifying the number of shares of Registrable Securities such Holder wishes to Register (a “Demand Registration” and such Holder(s) requesting the Demand Registration, collectively, the “Initiating Holder”). Filtration shall (i) within fifteen (15) days of the receipt of such request, give written notice of such Demand Registration to all Holders of Registrable Securities (the “Filtration Notice”), (ii) use its reasonable best efforts to file a Registration Statement in respect of such Demand Registration within forty-five (45) days of receipt of the request, and (iii) use its reasonable best efforts to cause such Registration Statement to become effective as expeditiously as possible. Filtration shall include in such Registration all Registrable Securities that the Holders request to be included within the fifteen (15) days following their receipt of the Filtration Notice.

(b)            Limitations of Demand Registrations. There shall be no limitation on the number of Demand Registrations pursuant to Section 2.1(a); provided, however, that the Holders may not require Filtration to effect a Demand Registration (i) in violation of the underwriting agreement entered into in connection with the IPO; (ii) more than three (3) times in any twelve (12) month period; or (iii) within sixty (60) days after the effective date of a previous Registration by Filtration, other than a Shelf Registration, effected pursuant to this Section 2.1 (it being understood that the IPO Registration Statement shall not be treated as a Demand Registration). In the event that any Person shall have received rights to Demand Registrations pursuant to Section 2.7 or Section 3.3, and such Person shall have made a Demand Registration request, such request shall be treated as having been made by the Holder(s). The Registrable Securities requested to be Registered pursuant to Section 2.1(a) must represent (i) an aggregate offering price of Registrable Securities that is reasonably expected to equal at least $10,000,000 (or its equivalent if the Registrable Securities are to be offered in an exchange offer) or (ii) all of the remaining Registrable Securities owned by the Initiating Holder and its Affiliates.

(c)            Effective Registration. Filtration shall be deemed to have effected a Registration for purposes of Section 2.1(b) if the Registration Statement is declared effective by the SEC or becomes effective upon filing with the SEC, and remains effective until the earlier of (i) the date when all Registrable Securities thereunder have been sold; or (ii) ninety (90) days from the effective date of the Registration Statement (the “Registration Period”) or the Initiating Holder(s) withdraw from participation from a Demand Registration and as a result such Demand Registration is no longer eligible for Registration or otherwise required to be completed. No Registration shall be deemed to have been effective if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied by reason of Filtration. If, during the Registration Period, such Registration is interfered with by any Registration Suspension, stop order, injunction or other order or requirement of the SEC or other Governmental Authority, the Registration Period shall be extended on a day-for-day basis for any period the Initiating Holder is unable to complete an offering as a result of such Registration Suspension, stop order, injunction or other order or requirement of the SEC or other Governmental Authority.

(d)            Delay in Filing; Suspension of Registration. If the filing, initial effectiveness or continued use of a Registration Statement would, as reasonably determined in good faith by Filtration, require the disclosure of material non-public information that Filtration has a bona fide business purpose to keep confidential and the disclosure of which would have a material adverse effect upon Filtration, Filtration may, upon giving prompt written notice of such action to the Holders, postpone the filing or effectiveness or suspend the use of such Registration (a “Registration Suspension”) for a period not to exceed thirty (30) days; provided, however, that (i) Filtration may not exercise a Registration Suspension with respect to a Registration relating to an Distribution; (ii) the period may be extended up to fifteen (15) additional days with the Holders' written consent, which may not be unreasonably withheld, conditioned or delayed; and provided, further, that Filtration may exercise a Registration Suspension no more than two (2) times in any twelve (12) month period. Notwithstanding the foregoing, no such delay shall exceed such number of days that Filtration determines in good faith to be reasonably necessary. Notwithstanding the foregoing, Filtration may not effect any Registration Suspension with respect to a Registration relating to a Distribution. Filtration shall (i) immediately notify the Holders upon the termination of any Registration Suspension, (ii) amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission therein and (iii) furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request.

(e)            Underwritten Offering. If the Initiating Holder so indicates at the time of its request pursuant to Section 2.1(a), such offering of Registrable Securities shall be in the form of an Underwritten Offering and Filtration shall include such information in the Filtration Notice. In the event that the Initiating Holder intends to distribute the Registrable Securities by means of an Underwritten Offering, the right of any Holder to include Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting. All Holders intending to distribute their Registerable Securities through any Underwritten Offering as set forth herein shall enter into an underwriting agreement in customary form with the underwriter(s).

(f)            Priority of Securities in an Underwritten Offering. If the managing underwriter(s) of a proposed Underwritten Offering, including an Underwritten Offering from a Shelf Registration, pursuant to this Section 2.1 informs the Holders with Registrable Securities in the proposed Underwritten Offering in writing that, in its or their opinion, the number of securities requested to be included in such Underwritten Offering exceeds the number that can be sold in such Underwritten Offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Underwritten Offering shall be reduced to such number that can be sold without such adverse effect and the securities to be included in such Underwritten Offering shall be: (i) first, Registrable Securities requested by Cummins to be included in such Underwritten Offering; (ii) second, Registrable Securities requested by all other Holders to be included in such Underwritten Offering on a pro rata basis calculated based on the number of shares requested to be Registered; and (iii) third, all other securities requested and otherwise eligible to be included in such Underwritten Offering (including securities to be sold for the account of Filtration) as determined by Filtration.

(g)            Shelf Registration. At any time after the date hereof when Filtration is eligible to Register the applicable Registrable Securities on Form S-3 (or a successor form) and the Holder may request Demand Registrations, the Initiating Holders may request Filtration to effect a Demand Registration as a Shelf Registration. Any Holder included on a Shelf Registration shall have the right to request that Filtration cooperate in a shelf takedown at any time, including an Underwritten Offering, by delivering a written request thereof to Filtration specifying the number of shares of Registrable Securities such Holder wishes to include in the shelf takedown (“Takedown Notice”). Filtration shall (i) within fifteen (15) days of the receipt of a Takedown Notice for an Underwritten Offering, give written notice of such Takedown Notice to all Holders of Registrable Securities included on such Shelf Registration (“Filtration Takedown Notice”), and (ii) take all actions reasonably requested by such Holders, including the filing of a Prospectus supplement and the other actions described in Section 2.4, in accordance with the intended method of distribution set forth in the Takedown Notice as expeditiously as possible. If the takedown is an Underwritten Offering, Filtration shall include in such Underwritten Offering all Registrable Securities that that the Holders request to be included within the two (2) days following their receipt of the Filtration Takedown Notice. If the takedown is an Underwritten Offering, the Registrable Securities requested to be included in a shelf takedown must represent (i) an aggregate offering price of Registrable Securities that is reasonably expected to equal at least $10,000,000 or (ii) all of the remaining Registrable Securities owned by the Initiating Holder(s) and shall constitute a Demand Registration. Notwithstanding anything else to the contrary in this Agreement, the requirement to deliver a Takedown Notice and the piggyback rights described in this Section 2.1(g) shall not apply to an Underwritten Offering that constitutes a block trade.

(h)            SEC Form. Except as set forth in the next sentence, Filtration shall use its reasonable best efforts to cause Demand Registrations to be Registered on Form S-3 (or any successor form), and if Filtration is not then eligible under the Securities Act to use Form S-3, Demand Registrations shall be Registered on Form S-1 (or any successor form) or Form S-4 (in the case of an exchange offer). If a Demand Registration is a Convertible or Exchange Registration, Filtration shall effect such Registration on the appropriate Form under the Securities Act for such Registrations. Filtration shall use its reasonable best efforts to become eligible to use Form S-3 and, after becoming eligible to use Form S-3, shall use its reasonable best efforts to remain so eligible. All Demand Registrations shall comply with applicable requirements of the Securities Act and, together with each Prospectus included, filed or otherwise furnished by Filtration in connection therewith, shall not contain any untrue statement of material fact or omit a material fact required to be stated therein or necessary to make the statements therein not misleading.

Section 2.2      Piggyback Registrations.

(a)            Participation. If Filtration proposes to file a Registration Statement under the Securities Act with respect to any offering of Filtration Common Stock for its own account and/or for the account of any other Persons (other than a Registration (i) under Section 2.1 hereof, (ii) pursuant to a Registration Statement on Form S-8 or Form S-4 or similar form that relates to a transaction subject to Rule 145 under the Securities Act, (iii) pursuant to any form that does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of Registrable Securities, (iv) in connection with any dividend reinvestment or similar plan, (v) for the sole purpose of offering securities to another entity or its security holders in connection with the acquisition of assets or securities of such entity or any similar transaction or (vi) in which the only Filtration Common Stock being Registered is Filtration Common Stock issuable upon conversion of debt securities) (a “Filtration Public Sale”), then, as soon as practicable (but in no event less than fifteen (15) days prior to the proposed date of filing such Registration Statement), Filtration shall give written notice of such proposed filing to each Holder, and such notice shall offer such Holders the opportunity to Register under such Registration Statement such number of Registrable Securities as each such Holder may request in writing (a “Piggyback Registration”). Subject to Section 2.2(a) and Section 2.2(c), Filtration shall include in such Registration Statement all such Registrable Securities that are requested to be included therein within fifteen (15) days after the receipt of any such notice; provided, however, that if, at any time after giving written notice of its intention to Register any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, Filtration shall determine for any reason not to Register or to delay Registration of such securities, Filtration may, at its election, give written notice of such determination to each such Holder and, thereupon, (i) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration, without prejudice, however, to the rights of any Holder to request that such Registration be effected as a Demand Registration under Section 2.1, and (ii) in the case of a determination to delay Registration, shall be permitted to delay Registering any Registrable Securities for the same period as the delay in Registering such other shares of Filtration Common Stock. No Registration effected under this Section 2.2 shall relieve Filtration of its obligation to effect any Demand Registration under Section 2.1. If the offering pursuant to a Registration Statement pursuant to this Section 2.2 is to be an Underwritten Offering, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2(a) shall, and Filtration shall use reasonable best efforts to coordinate arrangements with the underwriters so that each such Holder may, participate in such Underwritten Offering. If the offering pursuant to such Registration Statement is to be on any other basis, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2(a) shall, and Filtration shall use reasonable best efforts to coordinate arrangements so that each such Holder may, participate in such offering on such basis. Filtration’s filing of a Shelf Registration shall not be deemed to be a Filtration Public Sale; provided, however, that the proposal to file any Prospectus supplement filed pursuant to a Shelf Registration with respect to an offering of Filtration Common Stock for its own account and/or for the account of any other Persons will be a Filtration Public Sale unless such offering qualifies for an exemption from the Filtration Public Sale definition in this Section 2.2(a); provided, further that if Filtration files a Shelf Registration for its own account and/or for the account of any other Persons, Filtration agrees that it shall use its reasonable best efforts to include in such Registration Statement such disclosures as may be required by Rule 430B under the Securities Act in order to ensure that the Holders may be added to such Shelf Registration at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

(b)            Right to Withdraw. Each Holder shall have the right to withdraw such Holder’s request for inclusion of its Registrable Securities in any Underwritten Offering pursuant to this Section 2.2 at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to Filtration of such Holder’s request to withdraw and, subject to the preceding clause, each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.

(c)            Priority of Piggyback Registration. If the managing underwriter(s) of any proposed Underwritten Offering of a class of Registrable Securities included in a Piggyback Registration informs Filtration in writing that the number of securities of such class which such Holder and any other Persons intend to include in such Underwritten Offering exceeds the number which can be sold in such Underwritten Offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Underwritten Offering shall be reduced to such number that can be sold without such adverse effect and the securities to be included in the Underwritten Offering shall be (i) first, all securities Filtration or any other Persons for whom Filtration is effecting the Underwritten Offering, as the case may be, proposes to sell; (ii) second, Registrable Securities requested by Cummins, (iii) third, Registrable Securities requested by all other Holders to be included in such Underwritten Offering on a pro rata basis calculated based on the number of shares requested to be Registered; and (iv) fourth, all other securities requested and otherwise eligible to be included in such Underwritten Offering on a pro rata basis calculated based on the number of shares requested to be Registered as determined by Filtration.

Section 2.3      Selection of Underwriter(s), Etc. In any Underwritten Offering pursuant to Section 2.1, Cummins, in the event Cummins is participating, or the Holders of a majority of the outstanding Registrable Securities being included in the Underwritten Offering, in the event Cummins is not participating, shall have the right to approve the selection of the underwriter(s), financial printer, solicitation and/or exchange agent (if any) and Cummins (or the Holders of a majority of the outstanding Registerable Securities being included in the Offering in the event Cummins is not participating, shall select counsel to the Holder(s) for such Underwritten Offering which shall not be unreasonably withheld. In any Underwritten Offering pursuant to Section 2.2, Filtration shall select the underwriter(s), financial printer, solicitation and/or exchange agent (if any) and Cummins, in the event Cummins is participating, or the Holders of a majority of the outstanding Registrable Securities being included in the Underwritten Offering pursuant to Section 2.2, in the event Cummins is not participating, shall select counsel to the Holder(s).

Section 2.4      Registration Procedures.

(a)            In connection with the Registration and/or sale of Registrable Securities pursuant to this Agreement, through an Underwritten Offering or otherwise, Filtration shall use reasonable best efforts to effect or cause the Registration and the sale of such Registrable Securities in accordance with the intended methods of disposition thereof and:

(i)            prepare and file the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing with the SEC a Registration Statement or Prospectus, or any amendments or supplements thereto, (A) furnish to the underwriters, if any, and to the Holders, copies of all documents prepared to be filed, which documents will be subject to the review of such underwriters and such Holders and their respective counsel, and (B) not file with the SEC any Registration Statement or Prospectus or amendments or supplements thereto to which Holders or the underwriters, if any, shall reasonably object;

(ii)            except in the case of a Shelf Registration or Convertible or Exchange Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all of the Shares Registered thereon until the earlier of (A) such time as all of such Shares have been disposed of in accordance with the intended methods of disposition set forth in such Registration Statement or (B) the expiration of nine (9) months after such Registration Statement becomes effective, plus the number of days of any Registration Suspension;

(iii)            in the case of a Shelf Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Shares subject thereto for a period ending thirty-six (36) months after the effective date of such Registration Statement;

(iv)            in the case of a Convertible or Exchange Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all of the Shares subject thereto until such time as the rules, regulations and requirements of the Securities Act and the terms of any applicable convertible securities no longer require such Shares to be Registered under the Securities Act;

(v)            notify the participating Holders and the managing underwriter(s), if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by Filtration (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, when the applicable Prospectus or any amendment or supplement to such Prospectus has been filed, (B) of any written comments by the SEC or any request by the SEC or any other Governmental Authority for amendments or supplements to such Registration Statement or such Prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (D) if, at any time, the representations and warranties of Filtration in any applicable underwriting agreement cease to be true and correct in all material respects, and (E) of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; subject to Section 2.1(d), promptly notify each selling Holder and the managing underwriter(s), if any, when Filtration becomes aware of the occurrence of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits a material fact necessary to make the statements therein (in the case of such Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holder and the managing underwriter(s), if any, an amendment or supplement to such Registration Statement or Prospectus which will correct such statement or omission or effect such compliance;

(vi)            use its reasonable best efforts to prevent or obtain the withdrawal of any stop order or other order suspending the use of any preliminary or final Prospectus;

(vii)            promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and the Holders may reasonably request in order to permit the intended method of distribution of the Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(viii)            furnish to each selling Holder and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(ix)            deliver to each selling Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Holder or underwriter may reasonably request (it being understood that Filtration consents to the use of such Prospectus or any amendment or supplement thereto by each selling Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto) and such other documents as such selling Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter;

(x)            on or prior to the date on which the applicable Registration Statement is declared effective or becomes effective, use its reasonable best efforts to register or qualify, and cooperate with each selling Holder, the managing underwriter(s), if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any selling Holder or managing underwriter(s), if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of sales and dealings in such jurisdictions of the United States for so long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided that Filtration will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(xi)            in connection with any sale of Registrable Securities that will result in such securities no longer being Registrable Securities, reasonably cooperate with each selling Holder and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive Securities Act legends; and to register such Registrable Securities in such denominations and such names as such selling Holder or the underwriter(s), if any, may request at least two (2) Business Days prior to such sale of Registrable Securities; provided that Filtration may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;

(xii)            cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority and each securities exchange, if any, on which any of Filtration’s securities are then listed or quoted and on each inter-dealer quotation system on which any of Filtration’s securities are then quoted, and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of each such exchange, and use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other Governmental Authority as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Registrable Securities;

(xiii)            not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company; provided that Filtration may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;

(xiv)            obtain for delivery to and addressed to each selling Holder and to the underwriter(s), if any, opinions from counsel for Filtration, in each case dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, and in each such case in customary form and content for the type of offering;

(xv)            in the case of an Underwritten Offering, obtain for delivery to and addressed to Filtration and the underwriter(s) and, to the extent requested, each selling Holder, a comfort letter from Filtration’s or other applicable independent certified public accountants in customary form and content for the type of Underwritten Offering, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(xvi)            use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable, but no later than ninety (90) days after the end of the twelve (12)-month period beginning with the first day of Filtration’s first quarter commencing after the effective date of the applicable Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder and covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement;

(xvii)            provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(xviii)            cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of Filtration’s securities are then listed or quoted and on each inter-dealer quotation system on which any of Filtration’s securities are then quoted;

(xix)            provide (A) each Holder participating in the Registration, (B) the underwriters (which term, for purposes of this Agreement, shall include a Person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, of the Registrable Securities to be Registered, (C) the sale or placement agent therefor, if any, (D) counsel for such underwriters or agent, and (E) any attorney, accountant or other agent or representative retained by such Holder or any such underwriter, as selected by such Holder, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment or supplement thereto, and to require the insertion therein of material, furnished to Filtration in writing, which in the reasonable judgment of such Holder(s) and their counsel should be included; and for a reasonable period prior to the filing of such Registration Statement, upon receipt of such confidentiality agreements as Filtration may reasonably request, make available upon reasonable notice at reasonable times and for reasonable periods for inspection by the parties referred to in (A) through (E) above, all pertinent financial and other records, pertinent corporate documents and properties of Filtration that are available to Filtration, and cause all of Filtration’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available at reasonable times and for reasonable periods to discuss the business of Filtration and to supply all information available to Filtration reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility, subject to the foregoing;

(xx)            to cause the executive officers of Filtration to participate in customary “road show” presentations that may be reasonably requested by the managing underwriter(s) in any Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto; and

(xxi)            take all other customary steps reasonably necessary to effect the Registration, offering and sale of the Registrable Securities.

(b)            As a condition precedent to any Registration hereunder, Filtration may require each Holder as to which any Registration is being effected to furnish to Filtration such information regarding the distribution of such securities and such other information relating to such Holder, its ownership of Registrable Securities and other matters as Filtration may from time to time reasonably request in writing. Each such Holder agrees to furnish such information to Filtration and to cooperate with Filtration as reasonably necessary to enable Filtration to comply with the provisions of this Agreement.

(c)            Cummins agrees, and any other Holder agrees by acquisition of such Registrable Securities, that, upon receipt of any written notice from Filtration of the occurrence of any event of the kind described in Section 2.4(a)(v), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.4(a)(v), or until such Holder is advised in writing by Filtration that the use of the Prospectus may be resumed, and if so directed by Filtration, such Holder will deliver to Filtration (at Filtration’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event Filtration shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 2.4(a)(v) or is advised in writing by Filtration that the use of the Prospectus may be resumed.

Section 2.5      Holdback Agreements. To the extent requested in writing by the managing underwriter(s) of any Underwritten Offering, Filtration agrees not to, and shall exercise reasonable best efforts to obtain agreements (in the underwriters’ customary form) from its directors and executive officers and beneficial owners of five percent (5%) or more of Filtration Common Stock not to, directly or indirectly offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any equity securities of Filtration or enter into any hedging transaction relating to any equity securities of Filtration during the ninety (90) days beginning on pricing date of such Underwritten Offering (except as part of such Underwritten Offering or any Distribution or pursuant to Registrations on Form S-8 or S-4 or any successor forms thereto or pursuant to other customary exceptions in the managing underwriter’s customary form) unless the managing underwriter(s) otherwise agree to a shorter period.

Section 2.6      Underwriting Agreement in Underwritten Offerings. If requested by the managing underwriters for any Underwritten Offering, Filtration shall enter into an underwriting agreement with such underwriter(s) for such offering; provided, however, that no Holder shall be required to make any representations or warranties to Filtration or the underwriter(s) (other than representations and warranties regarding such Holder and such Holder’s intended method of distribution) or to undertake any indemnification obligations to Filtration or the underwriter(s) with respect thereto, except as otherwise provided in Section 2.9 hereof.

Section 2.7      Convertible or Exchange Registration. If any Holder offers any options, rights, warrants or other securities issued by it or any other Person that are offered with, convertible into or exercisable or exchangeable for any Registrable Securities, the Registrable Securities underlying such options, rights, warrants or other securities shall be eligible for Registration pursuant to Section 2.1 and Section 2.2 hereof (a “Convertible or Exchange Registration”).

Section 2.8      Registration Expenses. In the case of any Registration of Registrable Securities required pursuant to this Agreement (including any Registration that is delayed or withdrawn) or proposed Underwritten Offering pursuant to this Agreement, Cummins or any other Holder, as applicable, including any transferee of Cummins hereunder, shall pay all Registration Expenses regardless of whether the Registration Statement becomes effective or the Underwritten Offering is completed. If Registrable Securities of more than one Holder are being registered in any Registration under Section 2.1, such Registration Expenses shall be allocated among the Holders based on their respective percentage of Registrable Securities being so Registered. For the avoidance of doubt, Filtration shall in all circumstances be solely responsible for its internal expenses (including all salaries and expenses of employees of Filtration performing legal or accounting duties) and each Holder shall be responsible for its internal expenses and expenses of its outside counsel, and shall assume the cost and expense of any underwriting discounts and commissions attributable to the sale of its Registerable Securities and stock transfer taxes imposed thereon.

Section 2.9      Indemnification.

(a)            Indemnification by Filtration. Filtration agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, such Holder’s Affiliates and their respective officers, directors, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons from and against any and all losses, claims, damages, liabilities (or actions in respect thereof, whether or not such indemnified party is a party thereto) and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus (as defined in Rule 405 under the Securities Act) that Filtration has filed or is required to file pursuant to Rule 433(d) under the Securities Act, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that Filtration shall not be liable to any particular indemnified party in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement in reliance upon and in conformity with written information furnished to Filtration by such indemnified party expressly for use in the preparation thereof. This indemnity shall be in addition to any liability Filtration may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the transfer of such securities by such Holder.

(b)            Indemnification by the Selling Holder. Each selling Holder agrees (severally and not jointly) to indemnify and hold harmless, to the full extent permitted by law, Filtration, its directors, officers, employees, advisors, and agents and each Person who controls Filtration (within the meaning of the Securities Act and the Exchange Act) from and against any Losses arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus that Filtration has filed or is required to file pursuant to Rule 433(d) under the Securities Act, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading to the extent, but, in each case (i) or (ii), only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such selling Holder to Filtration specifically for inclusion in such Registration Statement, Prospectus, preliminary Prospectus or free writing prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder under the sale of the Registrable Securities giving rise to such indemnification obligation. This indemnity shall be in addition to any liability the selling Holder may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Filtration or any indemnified party.

(c)            Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent that it is materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld, conditioned or delayed. If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party, which consent may not be unreasonably withheld, conditioned or delayed. No indemnifying party shall consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time from all such indemnified party or parties unless (x) the employment of more than one counsel has been authorized in writing by the indemnified party or parties, (y) an indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based on advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d)            Contribution. If for any reason the indemnification provided for in Section 2.9(a) or Section 2.9(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Section 2.9(a) or Section 2.9(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission of a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 2.9(d) to the contrary, no indemnifying party (other than Filtration) shall be required pursuant to this Section 2.9(d) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Losses of the indemnified parties relate (before deducting expenses, if any) exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.9(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.9(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party hereunder shall be deemed to include, for purposes of this Section 2.9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. If indemnification is available under this Section 2.9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.9(a) and Section 2.9(b) hereof without regard to the relative fault of said indemnifying parties or indemnified party.

Section 2.10      Reporting Requirements; Rule 144. Filtration shall be and remain in compliance with the periodic filing requirements imposed under the SEC’s rules and regulations, including the Exchange Act, and any other applicable laws or rules, and shall timely file such information, documents and reports as the SEC may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. If Filtration is not required to file such reports, it will, upon the request of any Holder, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rule 144 or Regulation S under the Securities Act, and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (b) any rule or regulation hereafter adopted by the SEC. From and after the date hereof through the first anniversary of the date upon which no Holder owns any Registrable Securities, Filtration shall forthwith upon request furnish any Holder (i) a written statement by Filtration as to whether it has complied with such requirements and, if not, the specifics thereof, (ii) a copy of the most recent annual or quarterly report of Filtration, and (iii) such other reports and documents filed by Filtration with the SEC as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Securities Act.

Section 2.11      Other Registration Rights. Filtration shall not grant to any Person the right to request Filtration to Register any equity securities of Filtration, or any securities convertible or exchangeable into or exercisable for such securities, whether pursuant to "demand", "piggyback" or other rights, unless (i) such rights are subject and subordinate to the rights of the Holder under this Agreement or (ii) Cummins shall have consented in writing to the granting of any rights that are pari passu with any of the rights under this Agreement, such consent not to be unreasonably withheld, conditioned or delayed, provided, however, that in no event shall Filtration grant rights to Register any equity securities of Filtration, or any securities convertible or exchangeable into or exercisable for such securities, that would be pari passu with rights to effectuate or would otherwise potentially delay, postpone, interfere with or otherwise affect any Distribution.

Article III
MISCELLANEOUS

Section 3.1      Term. This Agreement shall terminate upon such time as there are no Registrable Securities, except for the provisions of Section 2.8 and Section 2.9 and all of this Article III, which shall survive any such termination.

Section 3.2      Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in English, shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, or by facsimile or electronic mail with receipt confirmed (followed by delivery of an original via overnight courier service) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 3.2):

To Cummins:

Cummins Inc.

500 Jackson Street,

Box 3005

Columbus, Indiana 47202-3005

Attn: General Counsel

Facsimile: [●]

Email: [●]

To Filtration:

Atmus Filtration Technologies Inc.

26 Century Boulevard

Nashville, TN 37214

Attn: General Counsel

Facsimile: [●]

Email: [●]

Section 3.3      Successors, Assigns and Transferees. The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the parties and their respective successors and permitted assigns. Filtration may assign this Agreement at any time in connection with a sale or acquisition of Filtration, whether by merger, consolidation, sale of all or substantially all of Filtration’s assets, or similar transaction, without the consent of the Holders; provided that the successor or acquiring Person agrees in writing to assume all of Filtration’s rights and obligations under this Agreement. A Holder may assign its rights and obligations under this Agreement to any transferee that acquires at least twenty percent (20%) of the number of Registrable Securities beneficially owned by Cummins immediately following the completion of the IPO and executes an agreement to be bound hereby in the form attached hereto as Exhibit A, an executed counterpart of which shall be furnished to Filtration. Notwithstanding the foregoing, each Holder shall obtain for the benefit of Filtration, from each transferee receiving Registerable Securities, an agreement to enter into a holdback obligation, if requested in writing by the managing underwriter(s) of an Underwritten Offering hereunder, to restrict the offer, sale, pledge, contract to sell, grant any option thereon, transfer or otherwise dispose of Registerable Securities, during the ninety (90) days beginning on the pricing date of such Underwritten Offering or such shorter period as the managing underwriter(s) otherwise agrees (except as part of such Underwritten Offering or any Distribution or pursuant to a Registration on Form S-8 or S-4 or any successor form thereto or pursuant to other customary exceptions in the managing underwriter's customary forms). Notwithstanding the foregoing, if such transfer is subject to covenants, agreements or other undertakings restricting transferability thereof, the Registration Rights shall not be transferred in connection with such transfer unless such transferee complies with all such covenants, agreements and other undertaking.

Section 3.4      Governing Law; No Jury Trial.

(a)            Governing Law. This Agreement and any dispute arising out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

(b)          Waiver of Jury Trial. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY COURT PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF AND PERMITTED UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HEREBY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.4(b).

Section 3.5      Dispute Resolution. Any dispute arising hereunder shall be resolved in accordance with Article VIII of the Separation Agreement entered into between the parties of evendate herewith.

Section 3.6      Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the parties agree that the party or parties to this Agreement who are or are to be thereby aggrieved shall, subject and pursuant to the terms of this Section 3.6 (including for the avoidance of doubt, after compliance with all notice, negotiation and mediation provisions herein), have the right to specific performance and injunctive or other equitable relief of its or their rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The parties agree that the remedies at law for any breach or threatened breach of this Agreement, including monetary damages, are inadequate compensation for any loss, that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived, and that any requirements for the securing or posting of any bond with such remedy are hereby waived.

Section 3.7      Headings. The article, section and paragraph headings contained in this Agreement are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 3.8      Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 3.9      Amendment; Waiver.

(a)            This Agreement may not be amended or modified and waivers and consents to departures from the provisions hereof may not be given, except by an instrument or instruments in writing making specific reference to this Agreement and signed by Filtration and the Holders of a majority of the Registrable Securities; provided that if Cummins or any of its Affiliates owns Registrable Securities, no amendment to or waiver of any provision in this Agreement will be effected without the written consent of Cummins if such amendment or waiver adversely affects the rights of Cummins or such Affiliates of Cummins.

(b)            No failure to exercise and no delay in exercising, on the part of any party, any right, remedy, power or privilege hereunder shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 3.10      Further Assurances. In addition to and without limiting the actions specifically provided for elsewhere in this Agreement and subject to the limitations expressly set forth in this Agreement each of the parties shall cooperate with each other and use (and shall cause its respective Subsidiaries and Affiliates to use) commercially reasonable efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things reasonably necessary on its part under applicable Law or contractual obligations to consummate and make effective the transactions contemplated by this Agreement.

Section 3.11      Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Execution of this Agreement or any other documents pursuant to this Agreement by facsimile or other electronic copy of a signature shall be deemed to be, and shall have the same effect as, executed by an original signature.

Section 3.12      Separation Agreement. The terms of this Agreement shall in no way limit the generality of the provisions of Section 3.7(b) of that certain Separation Agreement by and between Cummins and Filtration, dated as of [●], 2023, in respect of a Distribution, and in the event of a conflict between this Agreement and Section 3.7(b) of the Separation Agreement, Section 3.7(b) shall prevail.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

CUMMINS INC.

By:
Name:
Title:

ATMUS FILTRATION TECHNOLOGIES INC.

By:
Name:
Title:

[Registration Rights Agreement]

EXHIBIT A

THIS INSTRUMENT forms part of the Registration Rights Agreement (the “Agreement”), dated as of [●], 2023, by and between Atmus Filtration Technologies Inc., a Delaware corporation (“Filtration”), and Cummins Inc., an Indiana corporation (“Cummins”). The undersigned hereby acknowledges having received a copy of the Agreement and having read the Agreement in its entirety, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agrees that the terms and conditions of the Agreement binding upon and inuring to the benefit of Cummins shall be binding upon and inure to the benefit of the undersigned and its successors and permitted assigns as if it were an original party to the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this day of ___________________.

(Signature of Transferee)

(Print Name)